SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 14, 1995
                                                --------------------------------


                           LANDSING PACIFIC FUND, INC.
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             (Exact name of registrant as specified in its charter)



                                     1-9942
                             ----------------------
                             Commission File Number


            MARYLAND                                     94 - 3066597
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  (State or other jurisdiction                        (I.R.S. Employer
        of incorporation                            Identification number)


             155 Bovet Road, Suite 101, San Mateo, California 94402
             ------------------------------------------------------
                    (Address of principal executive offices)



                                 (415) 513-5252
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  ACQUISITION AND DISPOSITION OF ASSETS:

         On December 14, 1995, the registrant completed the sale of its 14 remaining real estate assets to Bedford Property Investors, Inc. ("Bedford"). The purchase price was approximately $49,700,000. The consideration received consisted of approximately $46,700,000 of cash and a $3,000,000 irrevocable direct-draw letter of credit, which may be drawn on December 14, 1996. In a seperate transaction, the Fund also completed the sale of its Nohr Plaza property for a purchase price of $790,000.

         The sale was completed in connection with the Plan of Liquidation and Dissolution adopted by the stockholders at a meeting held on October 23, 1995.

         Martin I. Zankel, the Fund's Chairman of the Board, President and Chief Executive Officer, is a Director of Bedford. Mr. Zankel is the beneficial owner of approximately 0.3% of the outstanding shares of Bedford's common stock and holds options to purchase approximately 1% of the outstanding shares of Bedford's common stock.

Item 5.  OTHER EVENTS

         On December 14, 1995, the registrant announced the closing of the sale of properties in Item 2 above. In addition, the registrant announced
         (i) the declaration of an initial liquidating distribution of $4.54 per share, (ii) its intention to transfer all of its remaining assets to the Landsing Pacific Fund Liquidating Trust, (iii) that estimated final liquidating distributions would be in the general range of $.25 to $.35 per share, (iv) that after December 22, 1995 the registrant's common stock will not be eligible for trading on the American Stock Exchange and (v) the beneficial interests in the Landsing Pacific Fund Liquidating Trust will not be transferable. The complete announcement is contained in the press release attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             The following exhibits are filed as part of this report:

                2.1 Plan of Liquidation and Dissolution of Landsing Pacific Fund, Inc. incorporated by reference to Exhibit A to Schedule 14A filed with the Commission on September 14, 1995.

                99.1 Landsing Pacific Fund, Inc. Press Release dated December 14, 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 21, 1995                Signed by: /s/Dean Banks
                                                     --------------------------
                                          Name:         Dean Banks
                                                     --------------------------
                                          Title:        Treasurer and Secretary
                                                     --------------------------